UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

Arcadia Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37383	81-0571538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Sherry Lane Suite 215
Dallas, Texas		75225
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 974-8921

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	RKDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 5, 2024, Arcadia Biosciences, Inc. (the “Company” or “Arcadia”) issued a press release announcing that it had entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Roosevelt Resources, LP, a Texas limited partnership (“Roosevelt” or the “Partnership”), providing for a proposed business combination transaction (the “Transaction”) between the two companies in an all-stock transaction. Arcadia and Roosevelt held a live webcast presentation at 1:30 p.m. Eastern time on December 11, 2024, to discuss the proposed Transaction.

Furnished as Exhibit 99.1 hereto and incorporated herein by reference is an investor presentation that was discussed during the webcast presentation and will be used by Arcadia and Roosevelt in connection with the proposed Transaction. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. Arcadia makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (the “Report”) contains forward-looking statements within the meaning of the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, about Arcadia and Roosevelt. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “guidance,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Forward-looking statements include, without limitation, any statements regarding the expected timetable for completing the proposed Transaction pursuant to the Exchange Agreement, the results, effects, and benefits of the proposed Transaction, future opportunities for the combined company, and future financial performance and condition of the combined company. Any other statements regarding Arcadia’s or Roosevelt’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are forward-looking statements. Forward-looking statements involve a wide variety of risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties relating to Arcadia include, but are not limited to: the risks set forth in filings that Arcadia makes with the Securities and Exchange Commission (“SEC”) from time to time, including in Arcadia’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings that Arcadia has made with the SEC since that date. Specific forward-looking statements also include, without limitation, statements regarding Roosevelt’s technology, Roosevelt’s anticipated development and production plans, and the ability of Roosevelt to grow production. The risks and uncertainties relating to Roosevelt include, without limitation, statements with respect to Roosevelt’s strategy and prospects; statements about resource potential, expected future expenditures, production, financial position, business strategy, revenues, costs, future oil and gas prices, capital expenditures and debt levels. Forward-looking statements are based on current expectations and assumptions and analyses made by Roosevelt and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors deemed appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under Roosevelt’s credit facility; Roosevelt’s ability to generate sufficient cash flows from operations to meet the internally funded portions of its capital expenditures budget; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of oversupply, government regulation or other factors; and possible changes in taxation and environmental regulation.

In addition, these forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to: the possibility that stockholders of Arcadia may not approve the issuance of new shares of Arcadia common stock in the Transaction or other proposals that are a condition to the Transaction or that the stockholders of Arcadia and the partners of Roosevelt may not approve matters relating to the Exchange Agreement; the risk that any condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Exchange Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the diversion of management time on Transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Arcadia and Roosevelt; the effects of the Transaction, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed Transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Arcadia nor Roosevelt assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

No Offer or Solicitation

This Report, including the information contained herein and the exhibits filed or furnished herewith, is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, any offer of securities will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS REVIEWED, APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS REPORT IS TRUTHFUL OR COMPLETE.

Additional Information about the Transaction and Where to Find It

In connection with the proposed Transaction, Arcadia intends to file a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of Arcadia that also constitutes a prospectus of Arcadia common stock to be offered in the proposed Transaction. After the Registration Statement is declared effective by the SEC, Arcadia intends to mail a definitive proxy statement/prospectus to the stockholders of Arcadia. Arcadia may also file other relevant documents with the SEC regarding the proposed Transaction. This Report is not a substitute for the proxy statement/prospectus or the Registration Statement or for any other document that Arcadia may file with the SEC and make available to Arcadia’s stockholders in connection with the proposed Transaction. INVESTORS AND SECURITY HOLDERS OF ARCADIA ARE URGED TO CAREFULLY AND THOROUGHLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ARCADIA WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCADIA, ROOSEVELT, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Arcadia with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Arcadia will be available free of charge from Arcadia’s website at www.arcadiabiosciences.com under the “Investors” tab. Investors may also direct a request to Corporate Secretary, Arcadia Biosciences, Inc., 5950 Sherry Lane, Suite 215, Dallas, Texas 75225, Telephone No.: (214) 974-8921. In addition, investors and stockholders should note that Arcadia communicates with investors and the public using its website (www.arcadiobiosciences.com) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Arcadia with the SEC. Stockholders and investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Transaction.

Participants in the Solicitation

Arcadia, Roosevelt and their respective directors, partners and certain of their officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Arcadia’s stockholders in connection with the proposed Transaction. Information regarding the officers and directors of Arcadia is included in Arcadia’s most recent Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, including any information incorporated therein by reference, as filed with the SEC, and its definitive proxy statement for its 2024 annual meeting of stockholders filed with the SEC on May 16, 2024. Additional information regarding such persons, as well as information regarding Roosevelt’s directors, managers and officers and other persons who may be deemed participants in the proposed Transaction, will be set forth in the Registration Statement and proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed Transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation dated December 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCADIA BIOSCIENCES, INC.

Date:	December 11, 2024	By:	/s/ Mark Kawakami
Mark Kawakami, Chief Financial Officer